                                                                  EXHIBIT 10.42

                               SUBSCRIPTION AGREEMENT


          SUBSCRIPTION AGREEMENT (this "Agreement") made as of the date set forth on the signature page hereof between B-G Development Corporation ("BGDC") Pacific Pharmaceuticals, Inc. ("Pacific" and collectively with BGDC sometimes referred to as the "Companies"), and the undersigned (the "Subscriber").

                                W I T N E S S E T H:

          WHEREAS, the Companies have retained Paramount Capital, Inc. (the "Placement Agent") to act as Placement Agent, on a "best efforts" basis, in a private offering (the "Offering") of units (the "Units") of BGDC and Pacific;

          WHEREAS, the Companies desire to issue a minimum of 10 Units (the "Minimum Offering") and a maximum of 60 Units (the "Maximum Offering") with an option in favor of the Placement Agent to offer up to an additional 40 Units to cover over-allotments (the "Over-allotment"), each Unit consisting of 50,000 shares of Series A Convertible Preferred Stock (the "Preferred Stock") of BGDC, par value $.001 per share, stated value $2.00 per share as more fully described in the Term Sheet (terms used herein but not defined herein shall have the meanings set forth in the Term Sheet). Each share of Preferred Stock is convertible at the option of the holder thereof into one share of common stock of BGDC, par value $.001 per share (the "BGDC Common Stock"), initially at a conversion price (the "Conversion Price") equal to $2.00 per share of Common Stock. In addition, the Preferred Stock will automatically convert into BGDC Common Stock upon the occurrence of a Qualified IPO or a Trading Event (each as defined below). To the extent that any shares of Preferred Stock are outstanding on the date that is two years following the Final Closing Date (the "Exchange Date"), then, for the 60-day period thereafter, the holders of Preferred Stock will have the right (the "Exchange Right") to put their shares of Preferred Stock, if any, to Pacific for $3.99 per share (the "Exchange Purchase Price"). The Exchange Purchase Price may be paid in cash, shares of common stock of Pacific, par value $.02 per share ("Pacific Common Stock") or any combination thereof, at Pacific's sole discretion, within 60 days after the exercise of the Exchange Right (the Preferred Stock, BGDC Common Stock issuable upon conversion of the Preferred Stock and the Pacific Common Stock receivable upon exercise of the Exchange Right are sometimes hereinafter referred to as the "Securities"). The Companies expect the closing of the Offering to occur on or before June 1, 1998 subject to subject to an extension of this Offering for up to an additional 60 days at the option of BGDC, with the consent of the Placement Agent and the Placement Agent, in its sole discretion (such date, as may be extended, the "Final Closing Date");

          WHEREAS, the Subscriber desires to purchase that number of Units set forth on the signature page hereof on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:


I.   SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY SUBSCRIBER

          1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Companies such number of Units, or fractions thereof, and the Companies agree to sell such Units to the Subscriber as is set forth on the signature page hereof at a price equal to $100,000 per Unit (the "Initial Offering Price"). The purchase price is payable by personal or business check, wire transfer of immediately available funds or money order made payable to "Fleet Bank, N.A., Escrow Agent, F/B/O B-G Development Corp. and Pacific Pharmaceuticals, Inc." contemporaneously with the execution and delivery of this Agreement by the Subscriber. The certificates representing the shares of Preferred Stock shall be delivered by the BGDC within 10 business days following the consummation of the Offering. The Subscriber understands, however, that this purchase of Units is contingent upon the Companies making sales of the Minimum Offering amount prior to the Final Closing Date of the Offering.

          1.2 The Subscriber recognizes that the purchase of Units involves a high degree of risk including, but not limited to, the following: (a) each of the Companies remains a development stage business with limited operating history and requires substantial funds in addition to the proceeds of the Offering; (b) an investment, each of in the Companies is highly speculative, and only investors who can afford the loss of their entire investment should consider purchasing Units; (c) the Subscriber may not be able to liquidate its investment; (d) transferability of the Securities is extremely limited; (e) in the event of a disposition, the Subscriber could sustain the loss of its entire investment; and (f) neither of the Companies have paid any dividends since their respective inceptions and neither of the Companies anticipates paying any dividends, even if declared by the Companies' respective Board of Directors. Such risks are more fully set forth in the Confidential Term Sheet dated April 22, 1998 as supplemented and amended, and the attachments and exhibits thereto, all of which constitute an integral part thereof furnished by the Company to the Subscriber (the "Term Sheet").

          1.3 The Subscriber represents that the Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as indicated by the Subscriber's responses to the questions contained in Article VIII hereof, and that the Subscriber is able to bear the economic risk of an investment in the Units.

          1.4 The Subscriber hereby acknowledges and represents that (a) the Subscriber has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange nor on the National Association of Securities Dealers (the "NASD") automated quotation system, or the Subscriber has employed the services of a "purchaser representative" (as defined in Rule 501 of Regulation D) to read all of the documents furnished or made available by each of the Companies both to the Subscriber and to all other prospective investors in the Units and to evaluate the merits and risks of such an investment on the Subscriber's behalf; (b) the Subscriber recognizes the highly speculative nature of this investment; and (c) the Subscriber is able to bear the economic risk that the Subscriber hereby assumes.

          1.5 The Subscriber hereby acknowledges receipt and careful review of the Term Sheet and all attachments thereto, including, without limitation, Exhibit A entitled "Risk Factors" and this Agreement, (collectively referred to as the "Offering Materials") and hereby represents that it has been furnished by each of BGDC and Pacific during the course of the Offering with all information regarding the respective Companies that the Subscriber has requested or desired to know, has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of each of BGDC and Pacific, respectively, concerning the terms and conditions of the Offering and has received any additional information that the Subscriber has requested.

          1.6 (a) In making the decision to invest in the Units the Subscriber has relied solely upon the information provided by the Companies in the Term Sheet and all attachments thereto and in this Agreement. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and its purchase of the Units hereunder. The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber's consideration of an investment in the Units other than the Offering Materials. The Subscriber acknowledges and agrees that (i) the Companies have prepared the Term Sheet and that no other person, including without limitation, the Placement Agent, has supplied any information for inclusion in the Term Sheet other than information furnished in writing to the Companies by the Placement Agent specifically for inclusion in the Term Sheet relating to the Placement Agent, (ii) the Placement Agent has no responsibility for the accuracy or completeness of the Term Sheet and (iii) the Subscriber has not relied upon the independent investigation or verification, if any, that may have been undertaken by the Placement Agent.

          (b) The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Units by the Placement Agent (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no Units were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

          1.7 The Subscriber hereby represents that the Subscriber, either by reason of the Subscriber's business or financial experience or the business or financial experience of the Subscriber's professional advisors (who are unaffiliated with and not compensated by BGDC, Pacific or any affiliate or selling agent of BGDC or Pacific, including the Placement Agent, directly or indirectly), has the capacity to protect the Subscriber's own interests in connection with the transaction contemplated hereby.

          1.8 The Subscriber hereby acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the "SEC") nor any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Regulation D promulgated thereunder. The Subscriber understands that the Securities have not been registered under the Securities Act and agrees not to sell or otherwise transfer the Securities unless they are registered under the Securities Act or unless an exemption from such registration is available.

          1.9 The Subscriber understands that the Securities comprising the Units have not been registered under the Securities Act by reason of a claimed exemption thereunder that depends, in part, upon the Subscriber's investment intention. In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Securities comprising the Units for the Subscriber's own account for investment and not with a view toward the resale or distribution to others. The Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Securities.

          1.10 The Subscriber understands that there is no public market for the Units or the Securities comprising the Units and that no market may develop for any of such Securities. The Subscriber understands that even if a public market develops for such securities Rule 144 ("Rule 144") promulgated under the Securities Act requires for non-affiliates, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Subscriber understands and hereby acknowledges that neither BGDC nor Pacific is under any obligation to register any of the Units or any of the Securities comprising the Units under the Securities Act or any state securities or "blue sky" laws other than as set forth in Article V hereof. The Subscriber agrees to hold BGDC, Pacific and their respective directors, officers, employees, affiliates, controlling persons and agents (including the Placement Agent and its officers, directors, employees, counsel, controlling persons and agents) and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of, (a) any misrepresentation made by the Subscriber contained in this Agreement

(including the Confidential Investor Questionnaire contained in Article VIII herein), (b) any sale or distribution by the Subscriber in violation of the Securities Act or any applicable state securities or "blue sky" laws or (c) any untrue statement of a material fact made by the Subscriber and contained herein.

          1.11 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities that such Securities have not been registered under the Securities Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that BGDC will make a notation in its appropriate records with respect to the restrictions on the transferability of the Preferred Stock and BGDC Common Stock issued or issuable upon conversion of the Preferred Stock (the "Conversion Shares") and that Pacific will make a notation in its appropriate records with respect to the restrictions on the transferability of the Pacific Common Stock issuable upon exercise of the Exchange Right (the "Exchange Shares").

          1.12 The Subscriber understands that each of the Companies will review this Agreement and are hereby given authority by the Subscriber to call Subscriber's bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that each of the Companies (with the consent of the Placement Agent) and the Placement Agent, at its sole discretion, reserves the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any subscription, to accept subscriptions for fractional Units and to close the Offering to the Subscriber at any time and will issue stop transfer instructions to its transfer agent with respect to such Securities.

          1.13 The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber's principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

          1.14 The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Units and the Securities underlying the Units. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

          1.15 If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an investor in each of the Companies and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

          1.16 The Subscriber acknowledges that if he or she is a Registered Representative of an NASD member firm, he or she must give such firm the notice required by the NASDs Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 8.4 below.

          1.17 The Subscriber acknowledges that at such time, if ever, as the Securities are registered, sales of the Securities will be subject to state securities laws.

          1.18 The Subscriber acknowledges that it has received all reports filed by Pacific with the SEC under the Exchange Act of 1934 during the 1998 fiscal year or which are incorporated by reference in the Term Sheet.

          1.19 (a)  Subscriber agrees that:

                    (i) from the earlier to occur of (A) the initial public offering of BGDC Common Stock (the "IPO") and (B) the first date (the "Trading Date") on which BGDC Common Stock (or securities received by all holders of BGDC Common Stock in exchange for BGDC Common Stock) trades a national securities exchange or on the National Association of Securities Dealers, Inc. Automated Quotation System (collectively "NASDAQ") (a "Trading Event"), and continuing for a period of nine months thereafter, Subscriber will not, without the prior written consent of the Placement Agent, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, 75% of the Conversion Shares held by each Subscriber; provided, however, that, following each three month period after the Trading Date, an amount of Conversion Shares equal to 25% of the number of Conversion Shares held by the Subscriber shall become exempt from the lock-up provisions contained in this sentence. For the sake of clarity, 25% of the Conversion Shares will not be subject to any lock-up. In addition, the Subscriber agrees that while it holds any Preferred Stock, Conversion Shares or Exchange Shares, it will not directly or indirectly, through related parties, affiliates or otherwise sell any of the Companies' securities "short" or "short against the box" (as those terms are generally understood). In addition, in connection with the IPO, the Subscriber agrees to be subject to a lock-up for a period of 180 days following the IPO or such longer period as may be required by the underwriter or underwriters of such IPO.

                    (ii) in the event that the Initial Exchange Right (as defined below) is exercised by Subscriber, 50% of Subscriber's Initial Exchange Shares shall be subject to a "lock-up" for the first 90 days following the effective date of a Pacific Registration Statement that includes such Initial Exchange Shares. For the sake of clarity, 50% percent of Subscriber's Initial Exchange Shares will not be subject to any contractual lock-up.

                    (iii) in the event that the Exchange Right is exercised by Subscriber, 50% of each Subscriber's Exchange Shares, shall be subject to a "lock-up" for the first 90 days following the Effective Date (as defined below) of a Pacific Registration Statement (as defined below) that includes such Exchange Shares of the Subscriber. For the sake of clarity, 50% percent of the Exchange
Shares will not be subject to any contractual lock-up.

                    (iv) in connection with any public offering of Pacific Common Stock, Subscriber, if a holder of Exchange Shares at such time, agrees to be subject to a lock-up for a period of 60 days following such public offering or such longer period as may be required by the underwriter or underwriters of such public offering.

               (b) In order to enforce the foregoing covenant, the Companies may impose stop-transfer instructions with respect to the Registrable Securities (as defined below) of each Holder (as defined below) (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          1.20 (a) The Subscriber agrees not to issue any public statement with respect to the Subscriber's investment or proposed investment in the Companies or the terms of any agreement or covenant between them and each of the Companies without each of the Companies' prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

               (b) The Companies agree not to disclose the names, addresses or any other information about the Subscribers, except as required by law; provided, that the Companies may use the name (but not the address) of the Subscriber in any registration statement filed pursuant to Article V in which the Subscriber's shares are included and may disclose the names on a confidential basis to the American Stock Exchange ("AMEX"), if requested.

          1.21 The Subscriber represents and warrants that it has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Subscriber hereby agrees to indemnify and hold harmless BGDC and Pacific from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of such Subscriber hereunder.


II.  REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

     Each of BGDC and Pacific hereby represents, warrants and covenants to the Subscriber that:

          2.1  ORGANIZATION, GOOD STANDING AND QUALIFICATION.

               (a) Pacific is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as described in the Exhibits to the Term Sheet. Pacific is duly qualified to do business as a foreign corporation and is in good standing in the State of California and Pacific and its subsidiaries are duly qualified and authorized to do business as a foreign corporation and are in good standing in each jurisdiction in which the laws require the Pacific or its subsidiaries to be so qualified and/or authorized to do business. If required, prior to the any closing, BGDC will be duly qualified to and authorized to do business as a foreign corporation in California.

               (b) BGDC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as described in the Term Sheet.

          2.2 CAPITALIZATION AND VOTING RIGHTS. The authorized, issued and outstanding capital stock of BGDC is as set forth in the Term Sheet; all issued and outstanding shares of BGDC are validly issued, fully paid and nonassessable. The authorized, issued and outstanding capital stock of Pacific is as set forth in the Exhibits to the Term Sheet; all issued and outstanding shares of Pacific are validly issued, fully paid and nonassessable. The Preferred Stock underlying the Units (including the Preferred Stock issuable upon exercise of the Placement and Advisory Warrants (as defined in the Term Sheet)), when issued and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable. BGDC shall at all times during the period that any of the shares of Preferred Stock remain outstanding and unexercised have authorized and reserved for issuance a sufficient number of shares of BGDC Common Stock to provide for conversion of the Preferred Stock. Pacific shall at all times during the period that any of the shares of Preferred Stock remain outstanding and unexercised have authorized and reserved for issuance a sufficient number of shares of Pacific Common Stock to provide for the Exchange Right. Except as set forth in the Term Sheet, there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of BGDC. Except as set forth in the Term Sheet, in this Agreement and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of BGDC pursuant to BGDC's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), By-Laws or other governing documents or any agreement or other instruments to which BGDC is a party or by which BGDC is bound.

          2.3 AUTHORIZATION; ENFORCEABILITY. BGDC and Pacific each have corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of BGDC or Pacific and their respective directors and stockholders that is necessary for the authorization, execution, delivery and performance of this Agreement by the Companies, the authorization, sale, issuance and delivery of the Securities contemplated hereby and the performance of the Companies' respective obligations hereunder has been taken. This Agreement has been duly executed and delivered by each of the Companies and constitutes a legal, valid and binding obligation of both BGDC and

Pacific, enforceable against each Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. Upon the issuance and delivery of the Preferred Stock as contemplated by this Agreement, such Securities will be validly issued, fully paid and nonassessable. Upon the issuance and delivery of the Conversion Shares or Exchange Shares, if applicable (including the Conversion Shares or Exchange Shares issuable upon conversion of the Preferred Stock underlying the Placement and Advisory Warrants (as defined in the Term Sheet)), and upon compliance by the Subscriber with the terms hereof, the Conversion Shares or Exchange Shares will be validly issued, fully paid and nonassessable. The issuance and sale of the Preferred Stock contemplated hereby and the issuance and sale of the Conversion Shares or Exchange Shares (including the Preferred Stock issuable upon exercise of the Placement and Advisory Warrants and the Conversion Shares or Exchange Shares issuable upon conversion or exchange of the Preferred Stock underlying the Placement and Advisory Warrants), will not give rise to any preemptive rights or rights of first refusal on behalf of any person.

          2.4 CERTIFICATE OF DESIGNATIONS OF PREFERRED STOCK. The Preferred Stock shall have all of the rights, preferences and privileges substantially as set forth in the Form of Certificate of Designations attached as Exhibit B to the Term Sheet.

          2.5  NO CONFLICT; GOVERNMENTAL CONSENTS.

          (a) The execution and delivery by the Companies of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which BGDC or Pacific is bound, or of any provision of the Certificate of Incorporation or By-Laws of BGDC or Pacific, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which BGDC or Pacific is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of BGDC or Pacific.

          (b) No consent, approval, authorization or other order of any governmental authority is required to be obtained by the Companies in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Units or the Securities comprising the Units, except such filings as may be required to be made with the SEC, the AMEX, the NASD and/or NASDAQ and with any state or foreign blue sky or securities regulatory authority.

          2.6 LICENSES. Except as otherwise set forth in the Term Sheet, each of the Companies has sufficient licenses, permits and other governmental authorizations currently required for the conduct of its business or ownership of properties and is in all material respects complying therewith.

          2.7 EXCHANGE RIGHT. (a) If necessary, Pacific covenants and agrees to use its best efforts in all respects to cause the approval of the Exchange Right described in Article VI hereof.

               (b) Pacific covenants and agrees not to enter into any agreement that would interfere with or otherwise adversely affect the rights granted to the Subscriber in Article VI.

          2.8 LITIGATION. BGDC knows of no pending or threatened legal or governmental proceedings against BGDC that would materially adversely affect the business, property, financial condition or operations of BGDC. Similarly, Pacific knows of no pending or threatened legal or governmental proceedings against Pacific that would materially adversely affect the business, property, financial condition or operations of Pacific.

          2.9 TERM SHEET; DISCLOSURE. The information set forth in the Term Sheet contains no untrue statement of a material fact nor omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

          2.10 INVESTMENT COMPANY. Neither of the Companies is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

          2.11 PLACEMENT AGENT. The Companies have engaged, consented to and authorized the Placement Agent to act as placement agent in connection with the transactions contemplated by this Agreement. The Companies hereby agree to pay the Placement Agent a commission as set forth in the Term Sheet and to reimburse expenses, and the Companies agree to indemnify and hold harmless the Subscribers from and against all fees, commissions or other payments owing by the Companies to the Placement Agent or any other person or firm acting on behalf of the Companies hereunder.


III. TERMS OF SUBSCRIPTION

          3.1 The Companies shall issue a minimum of 10 Units (the "Minimum Offering") and a maximum of 60 Units (the "Maximum Offering") with an option in favor of the Placement Agent to offer up to an additional 40 Units to cover over-allotments (the "Over-allotment"), each Unit consisting of 50,000 shares of Preferred Stock. Each share of Preferred Stock is convertible at the option of the holder thereof into one share of BGDC Common Stock, initially at a Conversion Price equal to $2.00 per share of Preferred Stock and is exchangeable for Pacific Common Stock as provided in Article VI. The Units will be offered on a "best efforts" basis. The purchase price is payable by personal or business check, wire transfer of immediately available funds or money order made payable to "Fleet Bank, N.A., Escrow Agent, F/B/O B-G Development Corporation and
Pacific Pharmaceuticals, Inc." as set forth in section 1.1 hereof.

          3.2 Placement of the Units will be made by the Placement Agent, who will receive certain compensation as described in the Term Sheet.

          3.3 Pending the sale of the Units, all funds paid hereunder shall be deposited in escrow with Fleet Bank, N.A., having a branch at 345 Park Avenue, New York, New York, 10022. If the Companies shall not have obtained subscriptions (including this subscription) for purchases of the Minimum Offering amount on or before the Final Closing Date, then this subscription shall be void and all funds paid hereunder by the Subscriber shall be promptly returned to the Subscriber, with interest, subject to Section 3.5 hereof.

          3.4 The Subscriber hereby authorizes and directs BGDC to deliver the certificates representing the shares of Preferred Stock to be issued to the Subscriber pursuant to this Agreement directly to the Subscriber's account maintained by the Placement Agent, if any, or, if no such account exists, to the residential or business address indicated on the signature page hereto.

          3.5 The Subscriber hereby authorizes and directs the Companies to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Placement Agent.


IV.  CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBERS

          4.1 The Subscriber's obligation to purchase the Units at the closings (each, a "Closing") is subject to the fulfillment on or prior to each Closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

               (a) REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by each of the Companies in Article II hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on each Closing with the same force and effect as if they had been made on and as of said date.

               (b) COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by each of the Companies on or prior to such purchase shall have been performed or complied with in all material respects.

               (c) NO LEGAL ORDER PENDING. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

               (d) NO LAW PROHIBITING OR RESTRICTING SUCH SALE. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Securities (except as otherwise provided in this Agreement).

               (e) MINIMUM SUBSCRIPTIONS. The Companies shall have received binding subscriptions for at least the Minimum Offering amount.


V.   REGISTRATION RIGHTS

     5.1 As used in this Agreement, the following terms shall have the following meanings:

          (a) The term "Holder" shall mean any person owning or having the right to acquire Registrable Securities or any permitted transferee of a Holder.

          (b) The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document.

          (c) The term "REGISTRABLE SECURITIES" shall mean (i) the Conversion Shares (including the Conversion Shares issuable upon conversion of the Preferred Stock underlying the Placement and Advisory Warrants), (ii) any Exchange Shares and (iii) any shares of BGDC or Pacific Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to or in replacement of the Preferred Stock or BGDC Common Stock; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale and (C) are held by a Holder or a permitted transferee of a Holder pursuant to Section 5.10.

     5.2 "PIGGY-BACK" REGISTRATION RIGHTS. Subject to Section 5.7 hereof, BGDC agrees that if, at any time, and from time to time, after the earliest to occur of (i) the IPO and (ii) a Trading Event, and ending on the date that is five (5) years from the Final Closing Date, the Board of Directors of BGDC shall authorize the filing of a registration statement (a "BGDC Registration Statement") under the Securities Act (other than the initial public offering of the BGDC Common Stock, or other than a registration statement on Form S-8, Form S-4 or any other form that does not include substantially the same information as would be required in a form for the general registration of securities) in connection with the proposed offer of any of its securities by it or any of its stockholders, BGDC will (A) promptly notify each holder of Preferred Stock and/or Conversion Shares that such registration statement will be filed and that the Conversion Shares then held by such holder of Preferred Stock will be included in such registration statement at such holder's request, (B) cause such BGDC Registration Statement to cover all of such Conversion Shares owned by the holder requesting inclusion, (C) use its reasonable best efforts to cause such BGDC Registration Statement to become effective as soon as practicable and (D) take all other action necessary under any Federal or state law or regulation of any governmental authority to permit all such Conversion Shares owned by the Holder to be sold or otherwise disposed of, and will maintain such compliance with each such Federal and state law and regulation of any governmental authority for the period necessary for the Holder to effect the proposed sale or other disposition.

          Notwithstanding the foregoing, BGDC may at any time, abandon or delay any BGDC Registration Statement commenced by BGDC. In the event of such an abandonment by BGDC, BGDC shall not be required to continue registration of shares requested by the Holder for inclusion and the Holder shall retain the right to request inclusion of shares as set forth above.

          Each Subscriber shall have the right to request inclusion of any of their Conversion Shares in a registration statement pursuant to this section 5.2(a) up to three times. In the event any BGDC Registration Statement is stopped or delayed prior to the completion of the distribution contemplated by said BGDC Registration Statement, then the Holder shall retain the right to request inclusion of shares as set forth above in subsequent BGDC Registration Statements.

          5.3 PACIFIC REGISTRATION STATEMENT. (a) Pacific agrees that in the event that the Initial Exchange Right is exercised by holders of more than 20% of the Preferred Stock then outstanding and elects to pay all or a portion of the Initial Exchange Price through the issuance of shares of Initial Exchange Shares, then within 15 days from the expiration of the Initial Exchange Period, Pacific shall file a shelf-registration statement (a "Pacific Registration Statement") including the Initial Exchange Shares and use its best efforts to effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) as may be so reasonably requested and as would permit or facilitate the sale and distribution of all of the Initial Exchange Shares and will maintain such compliance with each such Federal and state law and regulation of any governmental authority for the period necessary for the holder to effect the proposed sale or other disposition. Notwithstanding the foregoing, the Company will not be obligated to enter into any underwriting agreement for the sale of any of the Initial Exchange Shares.

               (b) Pacific agrees that in the event that the Exchange Right is exercised, Pacific receives shareholder approval, if necessary, and elects to pay all or a portion of the Exchange Purchase Price (as defined below) through the issuance of shares of Pacific Common Stock, Pacific shall file a Pacific Registration Statement within 15 days from the expiration of the Exchange Period (as defined below) of the Exchange Date (as defined below) including the Exchange Shares then held by the Holder and use its best efforts to effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) as may be so reasonably requested and as would permit or facilitate the sale and distribution of all Exchange Shares and will maintain such compliance with each such Federal and state law and regulation of any governmental authority for the period necessary for the holder to effect the proposed sale or other disposition. Notwithstanding the foregoing, Pacific will not be obligated to enter into any underwriting agreement for the sale of any of the Exchange Shares.

     5.4 OBLIGATIONS OF THE COMPANIES. Whenever required under this Article V to include Registrable Securities in a registration statement, BGDC or Pacific, as the case may be, shall, as expeditiously as reasonably possible:

          (a) Use its reasonable best efforts to cause any such BGDC Registration Statement or Pacific Registration Statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such BGDC Registration Statement or Pacific Registration Statement effective for a period necessary for the Subscriber to effect the proposed sale or other distribution contemplated in the respective registration statement, during the period that such registration statement is required to be maintained hereunder, file such post-effective amendments and supplements thereto as may be required by the Securities Act and the rules and regulations thereunder or otherwise to ensure that the prospectus included therein does not contain any untrue statement of material fact or omit to state a fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading; provided, however, that such period shall be extended for a period of time equal to the period that the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of BGDC or Pacific, respectively, and provided further that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permits, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the respective registration statement,

BGDC or Pacific, as the case may be, may incorporate by reference information required to be included in (i) and (ii) above to the extent such information is contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.

          (b) Prepare and file with the SEC such amendments and supplements to such BGDC Registration Statement or Pacific Registration Statement, and the respective prospectus used in connection with such registration statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus as amended or supplemented from time to time, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use its reasonable best efforts to register and qualify the securities covered by such BGDC Registration Statement or Pacific Registration Statement, as applicable, under such other federal or state securities laws of such jurisdictions as shall be reasonably requested by the Holders; provided, however, that BGDC or Pacific, as the case may be, shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless BGDC or Pacific, as applicable, is already subject to service in such jurisdiction and except as may be required by the Securities Act.

          (e) In the event of any underwritten public offering by BGDC, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (f) Notify each Holder of Registrable Securities covered by such BGDC Registration Statement or Pacific Registration Statement, as applicable, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, (i) when the registration statement or any post-effective amendment and supplement thereto has become effective; (ii) of the issuance by the SEC of any stop order or the initiation of proceedings for that purpose (in which event BGDC or Pacific, as the case may be, shall make every effort to obtain the withdrawal of any order suspending effectiveness of the registration statement at the earliest possible time or prevent the entry thereof); of the receipt by BGDC or Pacific, as applicable, of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iv) of the happening of any event as a result of which the prospectus included in such BGDC Registration Statement or Pacific Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g)  Cause all such Registrable Securities registered pursuant to section 5.2 and/or 5.3 hereof to be listed on each securities exchange or quotation service on which similar securities issued by BGDC or Pacific are then listed or quoted.

          (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     5.5 FURNISH INFORMATION. It shall be a condition precedent to the obligation of each of the Companies to take any action pursuant to this
Article V with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to each of the Companies such information regarding the Holder, the Registrable Securities held by the Holder, and the intended method of disposition of such securities as shall be reasonably required by each of the Companies to effect the registration of such Holder's Registrable Securities.

     5.6 EXPENSES OF REGISTRATION. BGDC and Pacific shall bear and pay all expenses incurred in connection with any respective registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Article 5.2 and/or 5.3 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto, but excluding underwriting discounts and commissions relating to Registrable Securities; provided, however, that neither of the Companies shall bear the cost of any professional fees or costs of accounting, financial or legal advisors to any of the Holders. Notwithstanding the foregoing, each Holder shall pay all registration expenses that such Holder is required to pay under applicable law.

     5.7 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the capital stock of BGDC, BGDC shall not be required under Section 5.2 to include any of the Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between BGDC and the underwriters selected (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by BGDC. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities that, when added to the amount of securities to be sold on the issuer's behalf, the underwriters determine in their sole discretion is compatible with the success of the offering then BGDC shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders, it being understood that BGDC will be entitled to include all shares it desires to sell on its own behalf in a primary registration without cutback). For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder who is a holder of Registrable Securities and is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder", as defined in this sentence.

     5.8 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article V.

     5.9 INDEMNIFICATION. In the event that any Registrable Securities are included in a registration statement under this Article V:

          (a) To the extent permitted by law, BGDC or Pacific, as applicable, will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):
(i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by BGDC or Pacific, as the case may be, of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act, or the Exchange Act, and BGDC or Pacific, as the case may be, will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this
Section 5.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of BGDC or Pacific, as applicable, (which consent shall not be unreasonably withheld), nor shall BGDC or Pacific, as applicable, be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; and provided further, that the indemnity contained in this Section 5.9(a) with respect to any prospectus that shall be subsequently amended prior to the written confirmation of the sale of any such Registrable Securities shall not inure to the benefit of any Holder or underwriter or other person from whom the person asserting any such loss, claim damage or liability purchased the Registrable Securities that are the subject thereof, if such Holder or underwriter or other person failed to provide a copy of the prospectus as amended to such person at or prior to the written confirmation of the sale.

          (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless BGDC or Pacific, as the case may be, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls BGDC or Pacific, as the case may be, within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 5.9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this
Section 5.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this Section 5.9(b) exceed the gross proceeds from the offering received by such Holder.

          (c)  Promptly after receipt by an indemnified party under this
Section 5.9 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Article 5.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Article 5.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.9.

          (d) If the indemnification provided for in this Section 5.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          (f) The obligations of BGDC or Pacific, as applicable, and Holders under this Section 5.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Article V, and otherwise.

     5.10 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view towards making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of BGDC or Pacific, as the case may be, to the public without registration, each of the Companies agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times in the case of Pacific and at all times from the effective date of the registration statement filed in connection with an IPO of BGDC Common Stock;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a copy of the most recent annual or quarterly report of the BGDC or Pacific, as the case may be, and such other reports and documents so filed by the BGDC or Pacific, as the case may be, and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

     5.11 PERMITTED TRANSFEREES. The rights to cause BGDC and Pacific to register Registrable Securities granted to the Holders by BGDC and Pacific under this Article V may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities if: (a) such Holder gives prior written notice to BGDC or Pacific, as applicable; (b) such transferee agrees to comply with the terms and provisions of this Agreement;
(c) such transfer is otherwise in compliance with this Agreement and (d) such transfer is otherwise effected in accordance with applicable securities laws. Except as specifically permitted by this Section 5.11, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

     5.12 TERMINATION OF REGISTRATION RIGHTS. In addition, the right of any Holder to request inclusion in any registration pursuant to Section 5.2 and/or 5.3 shall terminate if all shares of Registrable Securities held by such Holder may immediately be sold under Rule 144.


VI.  ADDITIONAL CONTRACTUAL RIGHT

     6.1 INITIAL EXCHANGE RIGHT. (a) To the extent that any shares of Preferred Stock are outstanding on the date that is one year following the Final Closing Date (the "Initial Exchange Date"), then for the 60-day period thereafter (the "Initial Exchange Period"), the holders of Preferred Stock will have the right (the "Initial Exchange Right") to put their shares of Preferred Stock, if any, to Pacific for $2.00 per share (subject to adjustments for stock splits dividends and other similar adjustments) (the "Initial Exchange Price").

          (b) The Initial Exchange Price may be paid in cash, Pacific Common Stock or any combination thereof, at Pacific's sole discretion, within 60 days after the exercise of the Initial Exchange Right. If necessary, Pacific will seek shareholder approval for the use of Pacific Common Stock at its next annual meeting of stockholders.

          (c) In the event that Pacific elects to pay the Initial Exchange Price in shares of Pacific Common Stock (the "Initial Exchange Shares"), the number of shares of Pacific Common Stock to be delivered will be determined by dividing (a) that portion of the Initial Exchange Price to be paid in Pacific Common Stock by (b) the average closing price of the Pacific Common Stock for the 30 consecutive trading days immediately preceding the Initial Exchange Date on the principal national securities exchange on which the Pacific Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the closing bid price of the Pacific Common Stock as reported by the NASDAQ, or other similar organization if NASDAQ is no longer reporting such information, or, if the Pacific Common Stock is not reported on NASDAQ, the closing bid price for the Pacific Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or if not so available, the fair market value of the Pacific Common Stock as determined in good faith between the Board of Directors of Pacific and the holders of a majority of the Preferred Stock then outstanding.

          (d) In addition, in order for the holders of Preferred Stock to exercise the Initial Exchange Right, each such holder will be required to represent to Pacific that, at the time of such exercise, it is an "accredited investor" as that term is defined in Regulation D under the Securities Act.

     6.2 EXCHANGE RIGHT. (a) To the extent that any shares of Preferred Stock are outstanding on the date that is two years following the Final Closing Date (the "Exchange Date"), then for the 60-day period thereafter (the "Exchange Period"), the holders of Preferred Stock will have the right (the "Exchange Right") to put their shares of Preferred Stock, if any, to Pacific for $3.99 per share (subject to adjustments for stock splits, dividends and other similar adjustments) (the "Exchange Purchase Price").

          (b) The Exchange Purchase Price may be paid in cash, Pacific Common Stock (subject to shareholder approval, if necessary) or any combination thereof, at Pacific's sole discretion, generally within 60 days after the exercise of the Exchange Right.

          (c) In the event that Pacific elects to pay the Exchange Purchase Price in shares of Pacific Common Stock ("Exchange Shares"), the number of Exchange Shares to be delivered will be determined by dividing (a) that portion of the Exchange Purchase Price to be paid in Exchange Shares by (b) the average closing price of the Pacific Common Stock for the 30 consecutive trading days immediately preceding the Exchange Date on the principal national securities exchange on which the Pacific Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the closing bid price of the Pacific Common Stock as reported by the NASDAQ, or other similar organization if NASDAQ is no longer reporting such information, or, if the Pacific Common Stock is not reported on NASDAQ, the closing bid price for the Pacific Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or if not so available, the fair market value of the Pacific Common Stock as determined in good faith between the Board of Directors of Pacific and the holders of a majority of the Preferred Stock then outstanding.

          (d) In addition, in order for the holders of Preferred Stock to exercise the Exchange Right, each such holder will be required to represent to Pacific that, at the time of such exercise, it is an "accredited investor" as that term is defined in Regulation D under the Securities Act.


VII. MISCELLANEOUS

          7.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed to: B-G Development Corporation and/or Pacific Pharmaceuticals, Inc., 6730 Mesa Ridge Road, San Diego, CA, 92121, Attn: Dr.
H. Laurence Shaw, with a copy to c/o Paramount Capital, Inc., 787 Seventh Avenue, 48th Floor, New York, New York 10019, Attn: Michael S. Weiss, and to the Subscriber at the Subscriber's address indicated on the signature page of this Agreement. Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

          7.2 Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

          7.3 Subject to the provisions of Section 5.11, this Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

          7.4 Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided, subject, however, to the right hereby reserved by BGDC and Pacific to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

          7.5 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT IS THE SUPREME COURT OF THE STATE OF NEW YORK IN AND FOR THE COUNTY OF NEW YORK OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY, AND ALL RELATED APPELLATE COURTS, THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

          7.6 In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

          7.7 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

          7.8 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

          7.9 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

          7.10 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

          7.12 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement, except (a) for the holders of Registrable Securities and (b) for the Placement Agent pursuant to Sections 1.6(a) and 2.11 hereof.

                                                                  EXHIBIT 10.42

VIII CONFIDENTIAL INVESTOR QUESTIONNAIRE

          8.1 The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A _____    The undersigned is an individual (not a partnership,
                    corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

                              Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B _____    The undersigned is an individual (not a partnership,
                    corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C _____    The undersigned is a director or executive officer of the
                    Company which is issuing and selling the Units.

Category D _____    The undersigned is a bank; a savings and loan association;
                    insurance company; registered investment company; registered business development company; licensed small business investment company ("SBIC"); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.


---------------------------------
                                   (describe entity)

Category E _____    The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.


---------------------------------
                                   (describe entity)

Category F _____    The undersigned is either a corporation, partnership,
                    Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal
                    Revenue Code, in each case not formed for the specific purpose of acquiring the Units and with total assets in excess of $5,000,000.


---------------------------------
                                   (describe entity)

Category G _____    The undersigned is a trust with total assets in excess of
                    $5,000,000, not formed for the specific purpose of acquiring the Units, where the purchase is directed by a "sophisticated person" as defined in Regulation
                    506(b)(2)(ii) under the Securities Act.

Category H _____    The undersigned is an entity (other than a trust) all the
                    equity owners of which are "accredited investors" within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.


---------------------------------
                                   (describe entity)

Category I _____    The undersigned is not within any of the categories above
                    and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Final Closing Date in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

     8.2  SUITABILITY (please answer each question)

(a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

(b) For an individual Subscriber, please describe any college or graduate degrees held by you:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

(c) For all Subscribers, please list types of prior investments:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

(d) For all Subscribers, please state whether you have participated in other PRIVATE PLACEMENTS before:

                   YES_______                  NO_______

(e) If your answer to question (d) above was "YES", please indicate frequency of such prior participation in PRIVATE PLACEMENTS of:

                    Public           Private           Public or Private
                    Companies        Companies         Biotechnology Companies
                    ---------        ---------         -----------------------

     Frequently      _________________________________

     Occasionally    _________________________________

     Never           _________________________________


(f) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

          YES_______               NO_______

(g) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

          YES_______               NO_______

(h) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

          YES_______               NO_______

(i) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

          YES_______               NO_______

(j) For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

          YES_______               NO_______


     8.3  MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

                 (a)      Individual Ownership
                 (b)      Community Property
                 (c)      Joint Tenant with Right of
                          Survivorship (both parties
                          must sign)
                 (d)      Partnership*
                 (e)      Tenants in Common
                 (f)      Company*
                 (g)      Trust*
                 (h)      Other

     *If Units are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

          8.4  NASD AFFILIATION.

Are you affiliated or associated with an NASD member firm (please check one):

Yes _________       No __________

If Yes, please describe:
_________________________________________________________
_________________________________________________________
_________________________________________________________

*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

_________________________________
Name of NASD Member Firm

By: ______________________________
     Authorized Officer

Date: ____________________________




          8.5 The undersigned is informed of the significance to the Companies of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Section 8 and such answers have been provided under the assumption that the Companies will rely on them.

                                                                  EXHIBIT 10.42

[SIGNATURE PAGE]

NUMBER OF UNITS _________  X $100,000 = __________  (THE "PURCHASE PRICE")


Signature                          Signature (if purchasing jointly)

Name Typed or Printed              Name Typed or Printed


Entity Name                        Entity Name


Address                            Address


City, State and Zip Code           City, State and Zip Code


Telephone-Business                 Telephone--Business


Telephone-Residence                Telephone--Residence


Facsimile-Business                 Facsimile--Business


Facsimile-Residence                Facsimile--Residence


Tax ID # or Social Security #      Tax ID # or Social Security #

Name in which securities should be issued:

CHECK THE BOX MARKED YES IF YOU WOULD LIKE THE SECURITIES
TO BE DELIVERED TO YOUR ACCOUNT WITH PARAMOUNT CAPITAL, INC.  YES ___    NO ___
(IF YOU CHECK "NO", SECURITIES WILL BE DELIVERED TO YOU AT THE ADDRESS
PROVIDED ABOVE)

Dated:                    , 1998

This Subscription Agreement is agreed to and accepted as of ___________________________ , 1998.

B-G DEVELOPMENT CORPORATION                  PACIFIC PHARMACEUTICALS, INC.


By:  /s/ Dr. H. Laurence Shaw                By:   /s/ Dr. H. Laurence Shaw
     ------------------------------               ------------------------------
Name:  Dr. H. Laurence Shaw                  Name:  Dr. H. Laurence Shaw
Title: Chief Executive Officer               Title: Chief Executive Officer

                              CERTIFICATE OF SIGNATORY

                           (To be completed if Units are
                         being subscribed for by an entity)


          I,______________________________, am the______________________________

of _____________________________________________ (the "Entity").

     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Units, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have set my hand this________day of
_________________,   1998.


                                   _______________________________________
                                             (Signature)